EXHIBIT 99.1

3D Systems Reports Fourth Quarter and Full Year 2016 Financial Results

  Revenue of $165.9 million in the fourth quarter with continued strong gross profit margin
  GAAP earnings of $0.05 per share and non-GAAP earnings of $0.15 per share in the fourth quarter
  Generated $18.7 million of cash from operations during the quarter

ROCK HILL, S.C., Feb. 28, 2017 (GLOBE NEWSWIRE) -- 3D Systems Corporation (NYSE:DDD) announced today its financial results for the fourth quarter and full year ended December 31, 2016.

For the fourth quarter of 2016, the company reported revenue of $165.9 million compared to $183.4 million in the fourth quarter of the previous year. The company reported fourth quarter GAAP earnings of $0.05 per share compared to a loss of $5.32 per share in the prior year and non-GAAP earnings of $0.15 per share compared to $0.19 per share in the fourth quarter of 2015.

Demand from industrial customers combined with growth in software and healthcare services were not enough to offset the impact of weaker sales of professional printers and on-demand services, resulting in a 10% decrease in revenue in the fourth quarter of 2016 compared to the fourth quarter of 2015.

“Continued demand for our production printers and materials reaffirms our belief that our industry is at an inflection point in the transition from prototyping to production,” commented Vyomesh Joshi (VJ), Chief Executive Officer, 3D Systems.

Gross profit margin for the fourth quarter of 2016 was 50.0%. Gross profit margin for the fourth quarter of 2015, excluding charges related to discontinued consumer products, was 47.7%.

For the fourth quarter of 2016, operating expenses were $78.8 million. Operating expenses for the fourth quarter of 2015 were $88.9 million, excluding goodwill and intangible impairment charges. Compared to the prior year, SG&A expenses decreased 13% to $57.8 million on lower stock based compensation, amortization and legal expenses. R&D expenses decreased 6% over the prior year period to $21.1 million.

“We are seeing clear progress in our initiatives to drive operational excellence and establish an appropriate cost structure,” commented John McMullen, Executive Vice President and Chief Financial Officer. “We still have a lot of work to do, but we are making improvements in our key processes, infrastructure and operations. We expect continued positive cash generation and improved profitability while we make investments in IT, go to market and innovation.”

The company generated $18.7 million of cash from operations during the fourth quarter and $56.9 million in the full year 2016, and ended the year with $184.9 million of cash on hand compared to $155.6 million at the end of 2015.

For the full year 2016, revenue decreased 5% to $633.0 million compared to $666.2 million in 2015, which included approximately $20 million of revenue from consumer products that the company discontinued at the end of 2015. The company reported a GAAP loss of $0.35 per share for 2016 compared to a loss of $5.85 per share in 2015 and non-GAAP earnings of $0.46 per share compared to non-GAAP earnings of $0.27 per share in 2015.

“We see tremendous market opportunities for 3D production. With focused innovation and execution, we are delivering solutions for key verticals, use case by use case to drive profitable growth and make 3D production real,” concluded Joshi.

2017 Guidance
For the full year 2017, management expects revenue growth of 2% to 8% resulting in a revenue range of $643 million to $684 million. Management expects GAAP earnings per share in the range of $0.02 to $0.06 and non-GAAP earnings per share in the range of $0.51 to $0.55. Additionally, management expects to continue to generate positive cash flow from operations in 2017.

Q4 2016 Conference Call and Webcast
The company expects to file its Annual Report on Form 10-K for the year ended December 31, 2016 with the Securities and Exchange Commission on February 28, 2017. 3D Systems plans to hold a conference call and simultaneous webcast to discuss these results on Tuesday, February 28, 2017, at 8:30 a.m. Eastern Time.

Date: Tuesday, February 28, 2017
Time: 8:30 a.m. Eastern Time
Listen via Internet: www.3dsystems.com/investor
Participate via telephone:
Within the U.S.:  1-877-407-8291
Outside the U.S.:  1-201-689-8345

The recorded webcast will be available beginning approximately two hours after the live presentation at www.3dsystems.com/investor.

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology.  Forward-looking statements are based upon managements beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company.  The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as the date of the statement. 3D Systems undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise.

Presentation of Information in This Press Release
To facilitate a better understanding of the impact that strategic acquisitions, non-recurring charges and certain non-cash expenses had on its financial results, the company reported non-GAAP measures excluding the impact of amortization of intangibles, non-cash interest expense, acquisition and severance expenses, stock-based compensation expense, litigation settlements and charges related to strategic decisions and portfolio realignment. A reconciliation of GAAP to non-GAAP results is provided in the accompanying schedule.

About 3D Systems
3D Systems provides comprehensive 3D products and services, including 3D printers, print materials, on-demand manufacturing services and digital design tools. Its ecosystem supports advanced applications from the product design shop to the factory floor to the operating room. 3D Systems’ precision healthcare capabilities include simulation, Virtual Surgical Planning, and printing of medical and dental devices as well as patient-specific surgical instruments. As the originator of 3D printing and a shaper of future 3D solutions, 3D Systems has spent its 30 year history enabling professionals and companies to optimize their designs, transform their workflows, bring innovative products to market and drive new business models.

More information on the company is available at www.3dsystems.com

Tables Follow

3D Systems Corporation
Unaudited Condensed Consolidated Statements of Operations
and Comprehensive Income (Loss)
Quarter and Full Year Ended December 31, 2016 and 2015

	Quarter Ended December 31,		Full Year Ended December 31,
(in thousands, except per share amounts)	2016	2015	2016	2015
Revenue:
Products	$99,977	$115,973	$380,383	$408,119
Services	65,960	67,390	252,582	258,044
Total revenue	165,937	183,363	632,965	666,163
Cost of sales:
Products	48,746	87,207	195,428	243,639
Services	34,301	35,996	127,786	130,715
Total cost of sales	83,047	123,203	323,214	374,354
Gross profit	82,890	60,160	309,751	291,809
Operating expenses:
Selling, general and administrative	57,767	66,542	259,776	303,784
Research and development	21,050	22,360	88,395	92,770
Impairment of goodwill and other intangible assets	—	537,179	—	537,179
Total operating expenses	78,817	626,081	348,171	933,733
Income (loss) from operations	4,073	(565,921)	(38,420)	(641,924)
Interest and other expense, net	102	9,000	1,392	13,029
Income (loss) before income taxes	3,971	(574,921)	(39,812)	(654,953)
Provision (benefit) for income taxes	(1,212)	29,535	(547)	8,972
Net income (loss)	5,183	(604,456)	(39,265)	(663,925)
Less: net income (loss) attributable to noncontrolling interests	(47)	(8,090)	(846)	(8,433)
Net income (loss) attributable to 3D Systems Corporation	$5,230	$(596,366)	$(38,419)	$(655,492)

Net income (loss) per share available to 3D Systems Corporation common stockholders — basic and diluted	$0.05	$(5.32)	$(0.35)	$(5.85)

Other comprehensive loss:
Pension adjustments, net of taxes	$(956)	$62	$(902)	$338
Gain on liquidation of non-US entity	288	—	288	—
Foreign currency translation loss	(18,525)	1,603	(12,958)	(16,300)
Total other comprehensive loss	(19,193)	1,665	(13,572)	(15,962)

Less foreign currency translation gain (loss) attributable to noncontrolling interests	37	1,768	105	(820)
Other comprehensive loss attributable to 3D Systems Corporation	(19,230)	(103)	(13,677)	(15,142)

Comprehensive loss	(14,010)	(602,791)	(52,837)	(679,887)
Less comprehensive income (loss) attributable to noncontrolling interests	(10)	(6,322)	(741)	(9,253)
Comprehensive loss attributable to 3D Systems Corporation	$(14,000)	$(596,469)	$(52,096)	$(670,634)

3D Systems Corporation
Unaudited Condensed Consolidated Balance Sheets
December 31, 2016 and 2015

	December 31,	December 31,
(in thousands, except par value)	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$184,947	$155,643
Accounts receivable, net of reserves — $12,920 (2016) and $14,139 (2015)	127,114	157,406
Inventories, net of reserves — $14,770 (2016) and $28,225 (2015)	103,331	105,877
Prepaid expenses and other current assets	17,558	13,541
Total current assets	432,950	432,467
Property and equipment, net	79,978	85,995
Intangible assets, net	121,501	157,466
Goodwill	181,230	187,875
Long term deferred income tax asset	8,123	1,900
Other assets, net	25,371	26,256
Total assets	$849,153	$891,959
LIABILITIES AND EQUITY
Current liabilities:
Current portion of capitalized lease obligations	$572	$529
Accounts payable	40,514	46,869
Accrued and other liabilities	49,968	54,699
Customer deposits	5,857	8,229
Deferred revenue	33,494	35,145
Total current liabilities	130,405	145,471
Long term portion of capitalized lease obligations	7,587	8,187
Long term deferred income tax liability	17,601	17,944
Other liabilities	57,988	56,839
Total liabilities	213,581	228,441
Redeemable noncontrolling interests	8,872	8,872
Commitments and contingencies (Note 22)
Stockholders’ equity:
Common stock, $0.001 par value, authorized 220,000 shares; issued 115,113 (2016) and 113,115 (2015)	115	113
Additional paid-in capital	1,307,428	1,279,738
Treasury stock, at cost — 1,498 shares (2016) and 892 shares (2015)	(2,658)	(1,026)
Accumulated deficit	(621,787)	(583,368)
Accumulated other comprehensive loss	(53,225)	(39,548)
Total 3D Systems Corporation stockholders' equity	629,873	655,909
Noncontrolling interests	(3,173)	(1,263)
Total stockholders’ equity	626,700	654,646
Total liabilities, redeemable noncontrolling interests and stockholders’ equity	$849,153	$891,959

3D Systems Corporation
Unaudited Condensed Consolidated Statements of Cash Flows
Full Year Ended December 31, 2016 and 2015

(In thousands)	2016	2015
Cash flows from operating activities:
Net income (loss)	$(39,265)	$(663,925)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Benefit of deferred income taxes	(6,566)	(2,875)
Depreciation and amortization	60,535	83,069
Provision for arbitration award	—	11,282
Impairment of assets	8,618	544,611
Non-cash interest on convertible notes	—	—
Provision for bad debts	1,552	3,766
Provision for inventory reserves and revaluation, net	11,053	21,550
Stock-based compensation	31,295	34,733
(Gain) loss on the disposition of property and equipment	2,529	(43)
Loss on conversion of convertible debt	—	—
Changes in operating accounts, net of acquisitions:
Accounts receivable	27,130	20,890
Inventories	(22,178)	(31,241)
Prepaid expenses and other current assets	(4,369)	2,197
Accounts payable	(5,878)	(18,904)
Accrued and other current liabilities	(6,652)	624
All other operating activities	(902)	(8,862)
Net cash provided by (used in) operating activities	56,902	(3,128)
Cash flows from investing activities:
Purchases of property and equipment	(16,567)	(22,399)
Additions to license and patent costs	(1,132)	(907)
Proceeds from disposition of property and equipment	350	—
Purchase of noncontrolling interest	(3,533)	—
Cash paid for acquisitions, net of cash assumed	—	(91,799)
Other investing activities	(1,000)	(5,750)
Net cash used in investing activities	(21,882)	(120,855)
Cash flows from financing activities:
Tax benefits (provision) from share-based payment arrangements	—	(1,243)
Proceeds from issuance of common stock	—	—
Proceeds, repurchase and retirement of stock, net	(2,871)	135
Repayment of capital lease obligations	(1,055)	(1,049)
Net cash provided by (used in) financing activities	(3,926)	(2,157)
Effect of exchange rate changes on cash and cash equivalents	(1,790)	(3,079)
Net increase (decrease) in cash and cash equivalents	29,304	(129,219)
Cash and cash equivalents at the beginning of the period	155,643	284,862
Cash and cash equivalents at the end of the period	$184,947	$155,643

3D Systems Corporation
Schedule 1
Earnings (Loss) Per Share
Quarter and Full Year Ended December 31, 2016 and 2015

	Quarter Ended December 31,		Full Year Ended December 31,
(in thousands, except per share amounts)	2016	2015	2016	2015
Numerator for basic and diluted net loss per share:
Net income (loss) attributable to 3D Systems Corporation	$5,230	$(596,366)	$(38,419)	$(655,492)

Denominator for basic and diluted net loss per share:
Weighted average shares	111,174	112,115	111,189	111,969

Net income (loss) per share, basic and diluted	$0.05	$(5.32)	$(0.35)	$(5.85)

3D Systems Corporation
Schedule 2
Unaudited Reconciliations of GAAP to Non-GAAP Measures
Quarter and Full Year Ended December 31, 2016 and 2015

	Quarter Ended December 31, 2016					Quarter Ended December 31, 2015
(in thousands, except per share amounts)	GAAP	Amortization, Stock-Based Compensation & Other	Legal and Acquisition-Related	Portfolio Restructuring	Non-GAAP	GAAP	Amortization, Stock-Based Compensation & Other	Legal and Acquisition-Related	Portfolio Restructuring	Non-GAAP

Revenue	$165,937	$—	$—	$—	$165,937	$183,363	$—	$—	$—	$183,363
Cost of sales	83,047	(85)	—	—	82,962	123,203	(71)	—	(27,390)	95,742
Gross profit	82,890	85	—	—	82,975	60,160	71	—	27,390	87,621
Gross profit margin	50.0%				50.0%	32.8%				47.7%
Operating expenses:
Selling, general and administrative	57,767	(11,394)	(1,249)	—	45,124	66,542	(19,038)	(3,409)	—	44,095
Research and development	21,050	—	—	—	21,050	22,360	—	—	—	22,360
Impairment of goodwill and other intangible assets	—	—	—	—	—	537,179		(537,179)		—
Total operating expenses	78,817	(11,394)	(1,249)	—	66,174	626,081	(19,038)	(540,588)	—	66,455
Income (loss) from operations	4,073	11,479	1,249	—	16,801	(565,921)	19,109	540,588	27,390	21,166
Interest and other expense, net	102	—	—	—	102	9,000	—	—	—	9,000
Income (loss) before income taxes	3,971	11,479	1,249	—	16,699	(574,921)	19,109	540,588	27,390	12,166
Provision (benefit) for income taxes (a)	(1,212)	1,245	—	—	33	29,535	(982)	(27,771)	(1,408)	(626)
Net income (loss)	5,183	10,234	1,249	—	16,666	(604,456)	20,091	568,359	28,798	12,792
Less: net income (loss) attributable to noncontrolling interests	(47)	—	—	—	(47)	(8,090)	—	—	—	(8,090)
Net income (loss) attributable to 3D Systems Corporation	$5,230	$10,234	$1,249	$—	$16,713	$(596,366)	$20,091	$568,359	$28,798	$20,882

Net income (loss) per share available to 3D Systems Corporation common stockholders — basic and diluted	$0.05				$0.15	$(5.32)				$0.19

	Full Year Ended December 31, 2016					Full Year Ended December 31, 2015
(in thousands, except per share amounts)	GAAP	Amortization, Stock-Based Compensation & Other	Legal and Acquisition-Related	Portfolio Restructuring	Non-GAAP	GAAP	Amortization, Stock-Based Compensation & Other	Legal and Acquisition-Related	Portfolio Restructuring	Non-GAAP

Revenue	$632,965	$—	$—	$—	$632,965	$666,163	$—	$—	$—	$666,163
Cost of sales	323,214	(332)	—	(10,723)	312,159	374,354	(303)	—	(27,390)	346,661
Gross profit	309,751	332	—	10,723	320,806	291,809	303	—	27,390	319,502
Gross profit margin	48.9%				50.7%	43.8%				48.0%
Operating expenses:
Selling, general and administrative	259,776	(66,087)	(5,741)	(34)	187,914	303,784	(95,496)	(20,556)	—	187,732
Research and development	88,395	—	—	(6,072)	82,323	92,770	—	—	—	92,770
Impairment of goodwill and other intangible assets	—	—	—	—	—	537,179	—	(537,179)	—	—
Total operating expenses	348,171	(66,087)	(5,741)	(6,106)	270,237	933,733	(95,496)	(557,735)	—	280,502
Income (loss) from operations	(38,420)	66,419	5,741	16,829	50,569	(641,924)	95,799	557,735	27,390	39,000
Interest and other expense, net	1,392	—	—	—	1,392	13,029	—	—	—	13,029
Income (loss) before income taxes	(39,812)	66,419	5,741	16,829	49,177	(654,953)	95,799	557,735	27,390	25,971
Provision (benefit) for income taxes (a)	(547)	(207)	(67)	—	(821)	8,972	21,493	(24,663)	(1,408)	4,394
Net income (loss)	(39,265)	66,626	5,808	16,829	49,998	(663,925)	74,306	582,398	28,798	21,577
Less: net income (loss) attributable to noncontrolling interests	(846)	—	—	—	(846)	(8,433)	—	—	—	(8,433)
Net income (loss) attributable to 3D Systems Corporation	$(38,419)	$66,626	$5,808	$16,829	$50,844	$(655,492)	$74,306	$582,398	$28,798	$30,010

Net income (loss) per share available to 3D Systems Corporation common stockholders — basic and diluted	$(0.35)				$0.46	$(5.85)				$0.27

(a) Tax effect for the quarter ended March 31, 2016 and earlier periods was calculated quarterly, based on the Company’s overall tax rate for each quarter. Tax effect for quarters ended after March 31, 2016 were calculated based on the Company’s quarterly U.S. tax rate, which was 0% as a result of the valuation allowance that was recorded in the fourth quarter of 2015, in connection with GAAP net losses. The amount in the fourth quarter of 2016 also includes $1.2 million related to an adjustment for a prior period.

3D Systems Corporation
Schedule 3
Unaudited Reconciliations of GAAP to Non-GAAP Measures
Expected Full Year Ended December 31, 2017

	Full Year Ended December 31, 2017
(in millions, except per share amounts)	Low	High

Revenue	$643	$684

GAAP Earnings per Share	$0.02	$0.06
Estimated adjustments to arrive at non-GAAP EPS:
Amortization	0.30	0.30
Stock Based Compensation	0.14	0.14
Acquisition, severance and settlements	0.05	0.05
Total Adjustments	$0.49	$0.49
Non-GAAP Earnings per Share	$0.51	$0.55

Tax effect for non-GAAP adjustments is based on the company’s U.S. tax rate. As a result of the valuation allowance that was recorded in the fourth quarter of 2015, in connection with GAAP net losses, tax effect is expected to be 0% in 2017.

Investor Contact:
Stacey Witten
Email: investor.relations@3dsystems.com

Media Contact:
Diane Parrish
Email: press@3dsystems.com